Exhibit 10.11

Prepared by and after recording

return to:

Bryan Cave LLP

2200 Ross Avenue, Suite 3300

Dallas, TX  75201

Attn:  John T. Duncan III

MODIFICATION OF SECOND LIEN DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

MODIFICATION OF SECOND LIEN DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT

THIS MODIFICATION OF SECOND LIEN DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (“Modification Agreement”) is made as of December 27, 2012 (the “Effective Date”), by BHFS THEATER, LLC, a Delaware limited liability company (“Grantor”), whose address is c/o Behringer Harvard Funds, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, and BANK OF AMERICA, N.A., a national banking association, whose address is 135 S. LaSalle St., Suite 900, Chicago, Illinois 60603, Attn: Michael Olson, as Administrative Agent, for the benefit of the Loan Parties (“Beneficiary”).  Grantor and Beneficiary may each be referred to as a “Party” and collectively as the “Parties.”

RECITALS

A.                                    Grantor is the owner in fee simple of certain parcels of land and improvements thereon located (the “Property”) described in that certain Second Lien Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement (the “Original Second Lien Deed of Trust”), dated as of December 10, 2010, by Grantor for the benefit of Beneficiary, recorded as Instrument Number 20101214001369980 in the Official Public Records of Collin County, Texas (the “Records”).  The Property is also described on Exhibit A attached hereto.  Unless otherwise defined herein, all initially capitalized terms have the meanings given to them in the Original Second Lien Deed of Trust.

B.                                    The Property is subject to that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement, dated as of December 10, 2010, by Grantor for the benefit of Bank of America, N.A. (“First Lien Lender”), recorded in the Records under Instrument Number 20101214001369960 (the “First Lien DOT”).

C.                                    Grantor and Beneficiary desire to modify the Original Second Lien Deed of Trust as more particularly set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants and agreements herein contained, it is mutually covenanted and agreed by the Parties hereto as follows:

1.                                      Amendments to Original Second Lien Deed of Trust. Upon the Effective Date, the following amendments to the Original Second Lien Deed of Trust are immediately effective:

1.1                               “Mortgage” means the Original Second Lien Deed of Trust as amended by this Modification Agreement.

1.2                               “Borrowers” means, collectively, BHFS I, BHFS II, BHFS III, BHFS IV, LLC, and BHFS Theater, each a Delaware limited liability company, and Behringer Harvard Frisco Square LP, a Delaware limited partnership.

1.3                               “Loan Agreement” that certain Amended and Restated Loan Agreement dated as of the Effective Date by and among Borrowers, Bank of America, N.A., as Administrative Agent and as a Lender, and Regions Bank, an Alabama state banking corporation, as a Lender.

1.4                               “Note” means, collectively, those certain Reinstated, Renewal, Modification and Extension Promissory Notes executed by Borrowers in connection with the Loan, in the aggregate principal amount of the Frisco Loan (as defined in the Loan Agreement).

1.5                               Notwithstanding anything to the contrary contained therein, including, without limitation, Section 6.12 thereof, provided no Event of Default exists, Grantor may obtain a release of the Mortgage in connection with a Qualified Sale (hereafter defined) upon payment to Beneficiary of an amount equal to the Second Lien Release Amount (hereafter defined) and delivery to Administrative Agent of the Required Release Documentation (hereafter defined).  As used herein, a “Qualified Sale” means an arms-length sale to a third party that is not an affiliate of Borrower.  As used herein, the “Second Lien Release Amount” means an amount equal to (a) the greater of (i) $6,045,000.00, or (ii) one hundred percent (100%) of the net sales proceeds (i.e., gross sales proceeds less reasonable and customary closing costs) of the Property in connection with a Qualified Sale, minus (b) the amount required by First Lien Lender to cause the First Lien DOT to be released in full, pursuant to the terms of the First Lien DOT, which amount is actually paid to First Lien Lender.  The Second Lien Release Amount will be applied to the Secured Indebtedness in such order and priority as determined by Beneficiary in its sole discretion.  As used herein, the “Required Release Documentation” means, collectively, the fully executed purchase agreement governing the Qualified Sale (together with any amendments) and a fully executed settlement statement indicating the net sales proceeds resulting from such Qualified Sale.

2.                                      Captions.  The captions or headings at the beginning of each Section and Paragraph hereof are for the convenience of the parties and are not a part of this Modification Agreement.

3.                                      Invalidity of Certain Provisions.  Every provision of this Modification Agreement is intended to be severable.  In the event any term or provision hereof is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

4.                                      Interpretation.  In this Modification Agreement the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

5.                                      Recitals Incorporated.  The recitals set forth above are incorporated herein as contractual terms of this Modification Agreement.

6.                                      No Amendments.  Except as modified by this Modification Agreement, the Original Second Lien Deed of Trust shall remain unmodified and in full force and effect and are hereby ratified and confirmed in every respect by Grantor.

7.                                      Successor and Assigns.  The provisions of this Modification Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.                                      No Third Party Beneficiaries.  This Modification Agreement is made and entered into for the sole protection and legal benefit of Grantor and Beneficiary, and their successors and permitted assigns, and except where specifically provided herein, no other person shall be a direct or indirect legal beneficiary of this Modification Agreement or any document referred to herein.

9.                                      Counterparts.  This Modification Agreement may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document.  Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document, which may be recorded.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, this Modification Agreement has been executed by the parties hereto as of the date first written above.

BENEFICIARY:

BANK OF AMERICA, N.A.,
a national banking association, as Administrative Agent and as Lender

By:
	Name:	Michael E. Olson
	Title:	Senior Vice President

STATE OF ILLINOIS	§
§
COUNTY OF COOK	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael E. Olson, Senior Vice President of Bank of America, N.A., a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporations.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this            day of December, 2012.

Notary Public in and for the State of Illinois

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

REGIONS BANK,
an Alabama state banking corporation, as Lender

By:
	Name:	B. Lynn Johnston
	Title:	Senior Vice President

STATE OF	§
§
COUNTY OF	§

BEFORE ME, the undersigned authority, on this day personally appeared B. Lynn Johnston, Senior Vice President of Regions Bank, an Alabama state banking corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporations.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this             day of December, 2012.

Notary Public in and for the State of

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

GRANTOR:

BHFS THEATER, LLC,
a Delaware limited liability company

By:
	Name:	Michael O’Hanlon
	Title:	President and Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael O’Hanlon, President and Chief Executive Officer of BHFS Theater, LLC, a Delaware limited liability company, known to me to be the person and officer whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporations.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this           day of December, 2012.

Notary Public in and for the State of Texas

Printed or Typed Name of Notary

[AFFIX NOTARY SEAL]	My Commission Expires:

EXHIBIT A

Legal Description of Property